UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street, Suite 22 B3, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 261-9000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 20, 2026, Lindblad Expeditions Holdings, Inc., a Delaware corporation (the “Company”), issued a press release announcing it issued a Notice of Conversion (the “Conversion Notice”) to each holder of the Company’s 6.0% Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), providing that the Company intends to exercise its right, pursuant to the terms of the Certificate of Designations of the Preferred Stock (“Certificate of Designations”), to effect a mandatory conversion (the “Mandatory Conversion”) of all of the shares of Preferred Stock.

The Certificate of Designations provides the Company the right to effect the Mandatory Conversion of all, but not less than all, of the outstanding shares of Preferred Stock, but only if the volume-weighted average price (“VWAP”) per share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) exceeds $14.25 for at least twenty trading days (whether or not consecutive) during the thirty consecutive trading days ending on, and including, the trading day immediately prior to date of the Conversion Notice for such Mandatory Conversion. This VWAP threshold was met on January 16, 2026.

The Company has established the effective date of the Mandatory Conversion as February 3, 2026, at which time, all 62,000 shares of Preferred Stock will be converted into approximately 9.0 million shares of Common Stock, in accordance with the terms of the Certificate of Designations. Currently, there are approximately 55.4 million shares of Common Stock outstanding. Following the settlement of the Mandatory Conversion, there will be approximately 64.4 million shares of Common Stock outstanding (assuming no additional shares of Common Stock are issued between the date hereof and the Mandatory Conversion Date), and no shares of Preferred Stock will remain outstanding, and no additional dividends will accrue or be payable on the Preferred Stock.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The information in this Current Report on Form 8-K, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements regarding expectations concerning the Mandatory Conversion and may also generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe the Company’s financial guidance or future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following: (i) adverse general economic factors, including the impact of geopolitical, macroeconomic conditions, tariffs, changes in trade policies or capital markets volatility, that decrease the level of disposable income of consumers or consumer confidence and negatively impact the ability or desire of people to travel; (ii) cancelling or rescheduling of voyages, the denial and/or unavailability of ports of call and other potential disruptions to our business and operations related to health pandemics, political or civil unrest, war, terrorism, or other similar events; (iii) increases in fuel prices, changes in fuels consumed and availability of fuel supply in the geographies in which we operate or in general; (iv) the loss of key employees, our inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs; (v) the impact of delays or cost overruns with respect to anticipated or unanticipated drydock, maintenance, modifications or other required construction related to any of our vessels; (vi) unscheduled disruptions in our business due to civil unrest, travel restrictions, weather events, mechanical failures, pandemics or other events; (vii) management of our growth and our ability to execute on our planned growth, including our ability to successfully integrate acquisitions; (viii) our ability to maintain our relationships with National Geographic and/or World Wildlife Fund; (ix) compliance with new and existing laws and regulations, including environmental regulations and travel advisories and restrictions; (x) our substantial indebtedness and our ability to remain in compliance with the financial and/or operating covenants in such arrangements; (xi) the impact of material litigation, enforcement actions, claims, fines or penalties on our business; (xii) the impact of severe or unusual weather conditions, including climate change, on our business; (xiii) the impact of changes in tax policies and other governmental regulations in the geographies in which we operate; (xiv) adverse publicity regarding the travel and cruise industry in general; (xv) loss of business due to competition; (xvi) the inability to meet or achieve our sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them; (xvii) the result of future financing efforts; and (xviii) those risks described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect the Company’s performance may be found in its filings with the SEC, which are available at http://www.sec.gov or at http://www.expeditions.com in the Investor Relations section of the Company’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(registrant)

Date: January 20, 2026	By:	/s/ Frederick Goldberg
	Name:	Frederick Goldberg
	Title:	Chief Financial Officer